UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 26, 2014

Dominion Gas Holdings, LLC

(Exact Name of Registrant as Specified in Its Charter)

Virginia	333-195066	46-3639580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01 Other Events.

In connection with its becoming subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) as a result of the effectiveness on June 25, 2014 of its Registration Statement on Form S-4 (Registration No. 333-195066), Dominion Gas Holdings, LLC is filing this Report on Form 8-K to disclose certain financial and other information. For purposes of this report and exhibits, unless we have indicated otherwise or the context otherwise requires, references to “Dominion Gas,” the “Company,” “we,” “our,” “us” or like terms refer to Dominion Gas Holdings, LLC and its subsidiaries and references to “Dominion” refer to Dominion Resources, Inc. and its subsidiaries.

The following topics are covered in Exhibits 99.1 – 99.15 to this Report which are incorporated herein by this reference:

•	Business

•	Risk Factors

•	Unresolved Staff Comments

•	Properties

•	Legal Proceedings

•	Mine Safety Disclosures

•	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Repurchases of Equity Securities

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Quantitative and Qualitative Disclosures About Market Risk

•	Indemnification of Directors and Officers

•	Financial Statements

•	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

•	Controls and Procedures

•	Principal Accounting Fees and Services

•	Description of Registrant’s Membership Interests

The Company is a wholly-owned subsidiary of Dominion Resources, Inc. which is a reporting company under the 1934 Act. The Company meets the conditions set forth in General Instruction (I)(1)(a) and (b) of Form 10-K. The disclosures in this report are based on the abbreviated narrative disclosures permitted by such instruction.

The information set forth in this Current Report on Form 8-K includes certain “forward-looking information.” Examples include information concerning Dominion Gas’ expectations, plans, objectives, future financial performance and other statements that are not historical facts. In most cases, the reader can identify these forward-looking statements by such words as “anticipate,” “estimate,” “forecast,” “expect,” “believe,” “should,” “could,” “plan,” “may,” “continue,” “target” or other similar words.

We make forward-looking statements with full knowledge that risks and uncertainties exist that may cause actual results to differ materially from predicted results. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Additionally, other factors may cause actual results to differ materially from those indicated in any forward-looking statement. These factors include but are not limited to:

•	Changes to regulated gas distribution, transportation and storage rates collected by us;

•	Timing and receipt of regulatory approvals necessary for planned construction or expansion projects;

•	The inability to complete planned construction or expansion projects at all or with the outcomes or within the terms and time frames initially anticipated;

•	Risks of operating businesses in regulated industries that are subject to changing regulatory structures;

•	Federal, state and local legislative and regulatory developments, including changes in federal and state tax laws and regulations;

•	Changes in demand for our services, including failure to maintain or replace our customer contracts on favorable terms;

•	Additional competition in our industry;

•	Changes in supplies of natural gas delivered to our systems;

•	Cost of environmental compliance;

•	Changes to federal, state and local environmental laws and regulations, including those related to climate change, the tightening of emission or discharge limits for greenhouse gases and other emissions, more extensive permitting requirements and the regulation of additional substances;

•	The impact of operational hazards, including adverse developments with respect to pipeline safety or integrity;

•	Unplanned outages of our facilities;

•	Changes in operating, maintenance and construction costs;

•	Extreme weather events and other natural disasters, including hurricanes, high winds, severe storms, earthquakes and flooding, that can cause outages and property damage to facilities;

•	Impacts of acquisitions, divestitures, transfers of assets to joint ventures and retirements of assets;

•	Receipt of approvals for, and timing of, closing dates for acquisitions and divestitures;

•	Counterparty credit and performance risk;

•	Capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms;

•	Volatility in the value of investments held in benefit plan trusts by us;

•	Fluctuations in interest rates;

•	Changes in rating agency requirements or credit ratings and their effect on availability and cost of capital;

•	Changes in financial or regulatory accounting principles or policies imposed by governing bodies;

•	Employee workforce factors including collective bargaining agreements and labor negotiations with union employees;

•	Political and economic conditions, including inflation and deflation;

•	Domestic terrorism and other threats to our physical and intangible assets, as well as threats to cybersecurity; and

•	Adverse outcomes in litigation matters or regulatory proceedings.

Additionally, other risks that could cause actual results to differ from predicted results are set forth in Exhibit 99.2 “Risk Factors.”

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

3.1	Articles of Organization of Dominion Gas Holdings, LLC (Exhibit 3.1, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

3.2	Operating Agreement of Dominion Gas Holdings, LLC dated as of September 12, 2013 (Exhibit 3.2, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

4.1	Indenture dated as of October 1, 2013 by and between Dominion Gas Holdings, LLC and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.1, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

4.2	First Supplemental Indenture dated as of October 1, 2013 by and between Dominion Gas Holdings, LLC and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.2, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

4.3	Second Supplemental Indenture dated as of October 1, 2013 by and between Dominion Gas Holdings, LLC and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.3, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

4.4	Third Supplemental Indenture dated as of October 1, 2013 by and between Dominion Gas Holdings, LLC and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.4, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

4.5	Form of 2013 Series A 1.05% Senior Note due 2016 (included as Exhibit A in Exhibit 4.2 above).

4.6	Form of 2013 Series B 3.55% Senior Note due 2023 (included as Exhibit A in Exhibit 4.3 above).

4.7	Form of 2013 Series C 4.80% Senior Note due 2043 (included as Exhibit A in Exhibit 4.4 above).

10.1	Registration Rights Agreement dated as of October 22, 2013 by and among Dominion Gas Holdings, LLC and RBC Capital Markets, LLC, RBS Securities Inc. and Scotia Capital (USA) Inc., as the initial purchasers of the Notes (Exhibit 10.1, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

10.2	Inter-Company Credit Agreement, dated October 17, 2013, between Dominion Resources, Inc. and Dominion Gas Holdings, LLC (Exhibit 10.2, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

10.3	DRS Services Agreement, dated September 12, 2013, between Dominion Gas Holdings, LLC and Dominion Resources Services, Inc. (Exhibit 10.3, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

10.4	DRS Services Agreement, dated January 1, 2003, between Dominion Transmission Inc. and Dominion Resources Services, Inc. (Exhibit 10.4, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

10.5	DRS Services Agreement, dated January 1, 2003, between The East Ohio Company and Dominion Resources Services, Inc. (Exhibit 10.5, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

Exhibit	Description

10.6	DRS Services Agreement, dated January 1, 2003, between Dominion Iroquois, Inc. and Dominion Resources Services, Inc. (Exhibit 10.6, Form S-4, File No. 333-195066, as filed on April 4, 2014, incorporated by reference).

10.7	Dominion Resources, Inc. Executive Supplemental Retirement Plan, as amended and restated effective December 17, 2004 (Exhibit 10.5, Dominion Resources, Inc. Form 8-K filed December 23, 2004, File No. 1-8489).

10.8	Form of Employment Continuity Agreement for certain officers of Dominion Resources, Inc. and Dominion Gas Holdings, LLC, amended and restated July 15, 2003 (Exhibit 10.1, Dominion Resources, Inc. Form 10-Q for the quarter ended June 30, 2003 filed August 11, 2003, File No. 1-8489), as amended March 31, 2006 (Dominion Resources, Inc. Form 8-K filed April 4, 2006, File No. 1-8489).

10.9	Form of Employment Continuity Agreement for certain officers of Dominion Resources, Inc. and Dominion Gas Holdings, LLC, dated January 24, 2013 (effective for certain officers elected subsequent to February 1, 2013) (Exhibit 10.9, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2013 filed February 28, 2014, File No. 1-8489).

10.10	Dominion Resources, Inc. Retirement Benefit Restoration Plan, as amended and restated effective December 17, 2004 (Exhibit 10.6, Dominion Resources, Inc. Form 8-K filed December 23, 2004, File No. 1-8489).

10.11	Dominion Resources, Inc. Executives’ Deferred Compensation Plan, as amended and restated effective December 17, 2004 (Exhibit 10.7, Dominion Resources, Inc. Form 8-K filed December 23, 2004, File No. 1-8489).

10.12	Dominion Resources, Inc. New Executive Supplemental Retirement Plan, effective January 1, 2005 (Exhibit 10.8, Dominion Resources, Inc. Form 8-K filed December 23, 2004, File No. 1-8489), as amended and restated effective July 1, 2013 (Exhibit 10.2, Dominion Resources, Inc. Form 10-Q for the quarter ended June 30, 2013 filed August 6, 2013, File No. 1-8489).

10.13	Dominion Resources, Inc. New Retirement Benefit Restoration Plan, effective January 1, 2005 (Exhibit 10.9, Dominion Resources, Inc. Form 8-K filed December 23, 2004, File No. 1-8489), as amended and restated effective January 1, 2009 (Exhibit 10.17, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2008 filed February 26, 2009, File No. 1-8489).

10.14	Dominion Resources, Inc. Executive Stock Purchase Tool Kit, effective September 1, 2001, amended and restated February 18, 2011 (Exhibit 10.22, Dominion Resources, Inc. Form 10-K filed February 28, 2011, File No. 1-8489).

10.15	Dominion Resources, Inc. Security Option Plan, effective January 1, 2003, amended December 31, 2004 and restated effective January 1, 2005 (Exhibit 10.13, Dominion Resources, Inc. Form 8-K filed December 23, 2004, File No. 1-8489).

10.16	Letter agreement between Dominion Resources, Inc. and Thomas F. Farrell II, dated February 27, 2003 (Exhibit 10.24, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2002 filed March 20, 2003, File No. 1-8489), as amended December 16, 2005 (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed December 16, 2005, File No. 1-8489).

10.17	Employment agreement dated February 13, 2007 between Dominion Resources Services, Inc. and Mark F. McGettrick (Exhibit 10.34, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2006 filed February 28, 2007, File No. 1-8489).

Exhibit	Description

10.18	Supplemental retirement agreement dated October 22, 2003 between Dominion Resources, Inc. and Paul D. Koonce (Exhibit 10.18, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2003 filed March 1, 2004, File No. 1-2255).

10.19	Form of Advancement of Expenses for certain directors and officers of Dominion Resources, Inc., approved by the Dominion Resources, Inc. Board of Directors on October 24, 2008 (Exhibit 10.2, Dominion Resources, Inc. Form 10-Q for the quarter ended September 30, 2008 filed October 30, 2008, File No. 1-8489).

10.20	Dominion Resources, Inc. 2005 Incentive Compensation Plan, originally effective May 1, 2005, as amended and restated effective December 20, 2011 (Exhibit 10.32, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2011 filed February 28, 2012, File No. 1-8489).

10.21	Supplemental Retirement Agreement with Mark F. McGettrick effective May 19, 2010 (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed May 20, 2010, File No. 1-8489).

10.22	Form of Restricted Stock Award Agreement for Mark F. McGettrick, and Paul D. Koonce approved December 17, 2012 (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed December 21, 2012, File No. 1-8489).

10.23	2012 Performance Grant Plan under the 2012 Long-Term Incentive Program approved January 19, 2012 (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed January 20, 2012, File No. 1-8489).

10.24	Form of Restricted Stock Award Agreement under the 2012 Long-term Incentive Program approved January 19, 2012 (Exhibit 10.2, Dominion Resources, Inc. Form 8-K filed January 20, 2012, File No. 1-8489).

10.25	2013 Performance Grant Plan under 2013 Long-Term Incentive Program approved January 24, 2013 (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed January 25, 2013, File No. 1-8489).

10.26	Form of Restricted Stock Award Agreement under the 2013 Long-term Incentive Program approved January 24, 2013 (Exhibit 10.2, Dominion Resources, Inc. Form 8-K filed January 25, 2013, File No. 1-8489).

10.27	Restricted Stock Award Agreement for Thomas F. Farrell II, dated December 17, 2010 (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed December 17, 2010, File No. 1-8489).

10.28	2014 Performance Grant Plan under 2014 Long-Term Incentive Program approved January 16, 2014 (Exhibit 10.40, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2013 filed February 28, 2014, File No. 1-8489).

10.29	Form of Restricted Stock Award Agreement under the 2014 Long-term Incentive Program approved January 16, 2014 (Exhibit 10.41, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2013 filed February 28, 2014, File No. 1-8489).

10.30	Form of Special Performance Grant for Thomas F. Farrell II and Mark F. McGettrick approved January 16, 2014 (Exhibit 10.42, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2013 filed February 28, 2014, File No. 1-8489).

10.31	Base salaries for named executive officers of Dominion Resources, Inc. (Exhibit 10.44, Dominion Resources, Inc. Form 10-K for the fiscal year ended December 31, 2013 filed February 28, 2014, File No. 1-8489).

Exhibit	Description

10.32	$4.0 billion Five-Year Amended and Restated Revolving Credit Agreement, dated May 19, 2014, among Dominion Resources, Inc., Virginia Electric and Power Company, Dominion Gas Holdings, LLC, JP Morgan Chase Bank, N.A., as Administrative Agent, The Royal Bank of Scotland plc, Bank of America, N.A., Barclays Bank PLC, and Wells Fargo Bank, N.A., as Syndication Agents, and other lenders named therein (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed May 19, 2014, File No. 1-8489).

10.33	$500,000,000 Five-Year Amended and Restated Revolving Credit Agreement among Dominion Resources, Inc., Virginia Electric and Power Company, Dominion Gas Holdings, LLC, Keybank National Association, as Administrative Agent, U.S. Bank National Association, as Syndication Agent, and other lenders named therein (Exhibit 10.1, Dominion Resources, Inc. Form 8-K filed June 2, 2014, File No. 1-8489).

12.1	Computation of Ratio of Earnings to Fixed Charges (filed herewith).

99.1	Business (filed herewith).

99.2	Risk Factors (filed herewith).

99.3	Unresolved Staff Comments (filed herewith).

99.4	Properties (filed herewith).

99.5	Legal Proceedings (filed herewith).

99.6	Mine Safety Disclosures (filed herewith).

99.7	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Repurchases of Equity Securities (filed herewith).

99.8	Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed herewith).

99.9	Quantitative and Qualitative Disclosures About Market Risk (filed herewith).

99.10	Indemnification of Directors and Officers (filed herewith).

99.11	Financial Statements

99.11(a) Definitions Used in Consolidated Financial Statements (filed herewith).

99.11(b) Audited Consolidated Financial Statements for the year ended December 31, 2013 (filed herewith).

99.11(c) Unaudited Consolidated Financial Statements for the three months ended March 31, 2014 (filed herewith).

99.12	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure (filed herewith).

Exhibit	Description

99.13	Controls and Procedures (filed herewith).

99.14	Principal Accounting Fees and Services (filed herewith).

99.15	Description of Registrant’s Membership Interests (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION GAS HOLDINGS, INC. Registrant

/s/ G. Scott Hetzer
Name: G. Scott Hetzer Title: Senior Vice President and Treasurer

Date: June 26, 2014